Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Polen Global SMID Company Growth Fund

Supplement dated December 29, 2023 to the Polen Global SMID Company Growth Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”), each dated September 1, 2023, as supplemented.

As previously disclosed in the supplement dated December 5, 2023 to the Fund’s Prospectus and SAI, Polen Capital Management, LLC (the “Adviser”) made changes to the Fund’s portfolio managers to employ a team-based approach, with Greg McIntire, Rayna Lesser Hannaway, Satya Dantuloori, and Shane Smith each serving as a portfolio manager for the Fund. The Adviser subsequently modified Mr. McIntire’s role and job title. Accordingly, effective immediately, any references in the Fund’s prospectus, as supplemented, to (i) Mr. McIntire serving as “lead portfolio manager” and (ii) Ms. Lesser Hannaway and Messrs. Dantuloori and Smith serving as “co-portfolio managers” are hereby deleted.

Additionally, the Prospectus is revised as follows:

1.	The section entitled “Portfolio Managers” on page 5 of the Prospectus is hereby amended by deleting the disclosure with respect to Greg McIntire in its entirety and inserting the following:

Greg McIntire, Head of Portfolio Insights & Portfolio Manager, has served as a portfolio manager for the Fund since 2023. He has been a member of Polen Capital’s investment team since joining the firm in 2023.

2.	The section entitled “Portfolio Managers” on page 10 of the Prospectus is hereby amended by deleting the disclosure with respect to Greg McIntire in its entirety and inserting the following:

PORTFOLIO MANAGERS

Greg McIntire, Head of Portfolio Insights & Portfolio Manager, is a portfolio manager for the Global SMID Company Growth strategy. Mr. McIntire joined Polen Capital in 2023. He has 20 years of experience within the industry, working in asset allocation, equity portfolio management, risk management, manager selection, and quantitative modeling. Prior to joining Polen Capital, he served as the Chief Investment Officer at AJO partners, a Product Manager for Equity offerings at AQR Capital Management, and a Portfolio Manager for US Equity at SEI Investments, alongside analyst duties earlier in his career. Mr. McIntire graduated from the University of Illinois Urbana-Champaign, earning his BS in Actuarial Science and MS in Finance. Greg is a CFA® charterholder.

In addition, the SAI is revised as follows:

3.	The section entitled “Portfolio Managers” beginning on page 44 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Mr. McIntire, Ms. Lesser Hannaway, Mr. Dantuloori, and Mr. Smith, who collectively are the portfolio managers responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. McIntire, Ms. Lesser Hannaway, Mr. Dantuloori, and Mr. Smith, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of November 30, 2023:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Greg McIntire
Other Registered Investment Companies	1	24.60	0	0
Other Pooled Investment Vehicles	2	14.91	1	13.95
Other Accounts:	2	13.53	0	0

Rayna Lesser Hannaway
Other Registered Investment Companies	3	115.99	0	0
Other Pooled Investment Vehicles	4	41.53	1	13.95
Other Accounts:	181	279.56	0	0

Satya Dantuloori
Other Registered Investment Companies	2	43.64	0	0
Other Pooled Investment Vehicles	7	393.23	1	13.95
Other Accounts:	3	13.53	0	0

Shane Smith
Other Registered Investment Companies	1	24.60	0	0
Other Pooled Investment Vehicles	2	14.91	1	13.95
Other Accounts:	2	13.53	0	0

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Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s Portfolio Managers for management of the Fund. Each Portfolio Manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Adviser. Each Portfolio Manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.

Ownership of Shares of the Fund. As of November 30, 2023, Mr. McIntire beneficially owned $0 of equity securities in the Fund, Ms. Lesser Hannaway beneficially owned $100,001-$500,000 of equity securities in the Fund, Mr. Dantuloori beneficially owned $0 of equity securities in the Fund and Mr. Smith beneficially owned $10,001-$50,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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